SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED NOVEMBER 15, 2024 TO SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR THE HIGH YIELD MUNICIPAL FUND DATED JULY 31, 2024, AS SUPPLEMENTED

PENDING LIQUIDATION OF THE HIGH YIELD MUNICIPAL FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”), upon the recommendation of Northern Trust Investments, Inc., investment adviser to the Trust, has determined that it is in the best interests of the High Yield Municipal Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about January 31, 2025 (the “Liquidation Date”) pursuant to a plan of liquidation and termination approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

The Fund will discontinue accepting orders by new investors for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust after the close of business on November 22, 2024; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus until January 17, 2025. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date. The plan of liquidation and termination for the Fund provides that the Fund will begin winding up its business and affairs and liquidating its assets in preparation for the liquidation.

Prior to the Liquidation Date, shareholders of the Fund may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemption and exchange orders should be submitted in the manner described in the Fund’s prospectus under “Account Policies and Other Information.”

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund will hold more cash, cash equivalents or other short-term investments than normal, which will cause the Fund to deviate from its stated investment strategies and prevent the Fund from meeting its stated investment objective.

The Fund may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange by a shareholder of shares of the Fund for shares of another fund of the Trust, a redemption of shares of the Fund for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares. Shareholders also may be subject to foreign taxes on the liquidating distributions received.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT HYM (11/24)

NORTHERN FUNDS High Yield Municipal Fund

Summary Prospectus | July 31, 2024	Shares Class: NHYMX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2024, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.56%

Other Expenses	0.08%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.04%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.65%

Expense Reimbursement(2)	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.59%

(1)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.58%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2025 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year, if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$60	$202	$356	$805

PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as “junk bonds”) or medium or upper medium quality. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax-exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

NF SUM HYM (7/24)	SUMMARY PROSPECTUS	1	HIGH YIELD MUNICIPAL FUND

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax-exempt derivative instruments;

∎	Stand-by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization (“NRSRO”), and medium quality securities are rated BBB or Baa by a NRSRO. Lower quality or below investment-grade securities are rated BB, Ba or lower by a NRSRO, or unrated securities determined to be of comparable quality by NTI. Credit ratings are determined at the time of purchase.

There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality.

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. For shareholders subject to AMT, a significant portion of the Fund’s dividends may be subject to federal tax.

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that NTI believes will provide a favorable return in light of these risks.

NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.

MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

HIGH YIELD MUNICIPAL FUND	2	SUMMARY PROSPECTUS

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2024 was 3.59%. For the periods shown in the bar chart above, the highest quarterly return was 7.47% in the fourth quarter of 2023, and the lowest quarterly return was (8.18) % in the first quarter of 2022.

SUMMARY PROSPECTUS	3	HIGH YIELD MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2023)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	5.88%	1.00%	2.84%
Returns after taxes on distributions	5.88%	0.98%	2.81%
Returns after taxes on distributions and sale of Fund shares	5.39%	1.68%	3.13%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	6.40%	2.25%	3.03%
Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index (reflects no deduction for fees, expenses, or taxes)	8.09%	3.02%	4.23%

(1)

Effective July 31, 2024, the Fund changed its broad-based securities market index from the Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index to the Bloomberg U.S. Municipal Bond Index in connection with new regulatory requirements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Municipal Fund. Adam M. Shane, CFA, and Timothy Blair, CFA, each a Senior Vice President of NTI, have been managers of the Fund since August 2018 and July 2023, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

HIGH YIELD MUNICIPAL FUND	4	SUMMARY PROSPECTUS

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	5	HIGH YIELD MUNICIPAL FUND